Schedule of Investments (unaudited)
January 31, 2025
 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 98.1%
Communication Services — 5.4%
Entertainment — 0.8%
Walt Disney Co.	184,757	$20,888,626
Interactive Media & Services — 3.2%
Alphabet Inc., Class A Shares	213,363	43,530,319
Meta Platforms Inc., Class A Shares	51,069	35,195,734
Total Interactive Media & Services		78,726,053
Media — 1.4%
Comcast Corp., Class A Shares	1,025,808	34,528,697

Total Communication Services		134,143,376
Consumer Discretionary — 4.0%
Hotels, Restaurants & Leisure — 0.8%
Starbucks Corp.	184,483	19,865,130
Specialty Retail — 3.2%
Home Depot Inc.	110,031	45,330,571
O’Reilly Automotive Inc.	26,290	34,030,302 *
Total Specialty Retail		79,360,873

Total Consumer Discretionary		99,226,003
Consumer Staples — 1.9%
Beverages — 1.9%
PepsiCo Inc.	314,682	47,419,431

Energy — 7.9%
Oil, Gas & Consumable Fuels — 7.9%
Chevron Corp.	325,034	48,491,823
ConocoPhillips	584,818	57,797,563
Enterprise Products Partners LP	2,110,468	68,906,780
Venture Global Inc., Class A Shares	995,165	20,351,124 *

Total Energy		195,547,290
Financials — 25.2%
Banks — 8.9%
Bank of America Corp.	1,227,874	56,850,566
JPMorgan Chase & Co.	489,855	130,938,242
US Bancorp	665,007	31,774,034
Total Banks		219,562,842
Capital Markets — 2.3%
Charles Schwab Corp.	685,268	56,685,369
Consumer Finance — 4.4%
American Express Co.	183,847	58,362,230
Capital One Financial Corp.	242,050	49,308,006
Total Consumer Finance		107,670,236
Financial Services — 4.3%
Berkshire Hathaway Inc., Class B Shares	115,036	53,913,922 *
Visa Inc., Class A Shares	153,968	52,626,262
Total Financial Services		106,540,184
Insurance — 5.3%
Marsh & McLennan Cos. Inc.	191,212	41,470,058
Progressive Corp.	156,004	38,445,626
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
January 31, 2025
 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — continued
Travelers Cos. Inc.	210,360	$51,576,065
Total Insurance		131,491,749

Total Financials		621,950,380
Health Care — 15.9%
Health Care Equipment & Supplies — 2.7%
Becton Dickinson & Co.	263,446	65,229,229
Health Care Providers & Services — 6.9%
CVS Health Corp.	688,600	38,892,128
McKesson Corp.	110,958	65,992,271
UnitedHealth Group Inc.	121,513	65,919,587
Total Health Care Providers & Services		170,803,986
Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific Inc.	90,652	54,187,233
Pharmaceuticals — 4.1%
Haleon PLC, ADR	3,760,521	35,612,134
Johnson & Johnson	285,701	43,469,407
Merck & Co. Inc.	227,439	22,475,522
Total Pharmaceuticals		101,557,063

Total Health Care		391,777,511
Industrials — 12.5%
Aerospace & Defense — 3.4%
Northrop Grumman Corp.	82,563	40,230,473
RTX Corp.	334,932	43,189,481
Total Aerospace & Defense		83,419,954
Commercial Services & Supplies — 1.2%
Veralto Corp.	286,746	29,646,669
Ground Transportation — 2.1%
XPO Inc.	376,943	50,385,971 *
Machinery — 5.8%
Deere & Co.	92,586	44,122,784
Illinois Tool Works Inc.	96,465	24,999,869
Otis Worldwide Corp.	295,310	28,178,480
Parker-Hannifin Corp.	65,271	46,149,861
Total Machinery		143,450,994

Total Industrials		306,903,588
Information Technology — 9.4%
Communications Equipment — 2.0%
Motorola Solutions Inc.	104,592	49,079,796
Semiconductors & Semiconductor Equipment — 5.5%
Broadcom Inc.	202,832	44,880,636
Intel Corp.	2,416,569	46,953,936
Microchip Technology Inc.	810,743	44,023,345
Total Semiconductors & Semiconductor Equipment		135,857,917
Software — 1.9%
Microsoft Corp.	54,158	22,478,820
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2025 Quarterly Report

 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Software — continued
Oracle Corp.		140,655	$23,919,789
Total Software			46,398,609

Total Information Technology			231,336,322
Materials — 7.5%
Chemicals — 5.6%
Air Products & Chemicals Inc.		273,171	91,583,309
Sherwin-Williams Co.		129,006	46,204,789
Total Chemicals			137,788,098
Construction Materials — 1.9%
Martin Marietta Materials Inc.		87,367	47,538,132

Total Materials			185,326,230
Real Estate — 1.2%
Specialized REITs — 1.2%
American Tower Corp.		152,288	28,165,666

Utilities — 7.2%
Electric Utilities — 1.5%
Edison International		690,185	37,269,990
Multi-Utilities — 5.7%
Sempra		1,215,615	100,810,952
WEC Energy Group Inc.		397,247	39,430,737
Total Multi-Utilities			140,241,689

Total Utilities			177,511,679
Total Investments before Short-Term Investments (Cost — $1,423,314,066)			2,419,307,476
	Rate
Short-Term Investments — 1.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	4.198%	23,746,355	23,746,355 (a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.257%	23,746,355	23,746,355 (a)(b)

Total Short-Term Investments (Cost — $47,492,710)			47,492,710
Total Investments — 100.0% (Cost — $1,470,806,776)			2,466,800,186
Other Assets in Excess of Liabilities — 0.0%††			787,190
Total Net Assets — 100.0%			$2,467,587,376

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At January 31, 2025, the total market value of investments in Affiliated Companies was $23,746,355 and the cost was $23,746,355 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Value Fund 2025 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,419,307,476	—	—	$2,419,307,476
Short-Term Investments†	47,492,710	—	—	47,492,710
Total Investments	$2,466,800,186	—	—	$2,466,800,186

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended January 31, 2025. The following transactions were effected in such company for the period ended January 31, 2025.

	Affiliate Value at October 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$16,364,204	$85,332,750	85,332,750	$77,950,599	77,950,599

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2025
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$215,850	—	$23,746,355

ClearBridge Large Cap Value Fund 2025 Quarterly Report